Advances to Suppliers, Net (Details) - Schedule of Advances to Suppliers and Allowance for Doubtful Accounts - USD ($)		Mar. 31, 2023	Sep. 30, 2022
Schedule of Advances to Suppliers and Allowance for Doubtful Accounts [Abstract]
Prepayment for purchase of battery packs	[1]	$ 12,442,744	$ 6,846,200
Prepayment for purchase of e-bicycles materials	[2]	3,418,019	3,576,449
Others		555,238	240,709
Total		16,416,001	10,663,358
Less: allowance for doubtful accounts		(139,018)	(134,214)
Advances to suppliers, net		$ 16,276,983	$ 10,529,144

[1]	Prepayment for purchase of battery packs is for the production of battery packs, among which the top 3 suppler prepayments were $4,171,941 and $8,989,035 as of September 30, 2022 and March 31, 2023, respectively.
[2]	Prepayment for purchase of e-bicycles materials is for the production of e-bicycle, among which the top 2 suppler prepayments were $2,528,573 and $2,284,204 as of September 30, 2022 and March 31, 2023, respectively.